UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2021 (September 1, 2021)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value 7,002,107 Outstanding at September 2, 2021	SBFG	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2021, the Board of Directors of SB Financial Group, Inc. (the “Company”), upon the recommendation of the Governance and Nominating Committee, appointed Timothy L. Claxton to serve as an independent Director on the Board of Directors of the Company and The State Bank and Trust Company (“State Bank”). Mr. Claxton’s term as a Director will expire at the annual meeting of shareholders in 2023.

Mr. Claxton brings to the Company over 32 years of experience in financial law and has exceptional leadership skills. He graduated from Indiana University School of Law. He is a partner at Burt Blee and he focuses his practice in areas of real estate, business, banking and estate planning & administration. He a member of the DeKalb County Bar Association, Indiana State Bar Association and the Allen County Bar Association (Past Director).

Mr. Claxton has been very active in a variety of civic and business activities, including serving on State Bank’s Fort Wayne Advisory Board. He is the Secretary and Director of Stavreti Scholarship, Inc., a former Big Brother in the Big Brothers /Big Sisters program, and an active member of the Volunteer Lawyers Program (Past Officer/Director).

The Company’s Board of Directors has determined that Mr. Claxton and his immediate family members do not have and have not had any relationships or transactions (and no such relationships or transactions are presently expected) with the Company or any of the Company’s subsidiaries, either directly or indirectly, that (a) would be inconsistent with the determination that Mr. Claxton satisfies the independence standards specified in the applicable rules of The NASDAQ Stock Market and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”), including Rule 10A-3 under the Securities Act of 1934, as amended, or (b) would require disclosure under Item 404(a) of SEC Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by SB Financial Group, Inc. on September 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: September 2, 2021	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated September 2, 2021

SB Financial Group, Inc.

Exhibit No.	Description
99.1	Press Release issued by SB Financial Group, Inc. on September 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)